UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2023
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OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 North Ashton Boulevard, Suite 300 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Warrants to purchase Class A Common Stock	OWLT WS	New York Stock Exchange	*
*On June 15, 2023, Owlet, Inc. (the "Company") was notified by the New York Stock Exchange ("NYSE") that the NYSE had halted trading in the Company’s warrants due to the low trading price of the warrants and that the NYSE will apply to the Securities and Exchange Commission to delist the warrants pending completion of applicable procedures. The Company does not intend to appeal the NYSE’s determination.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2023, Owlet, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2023, as supplemented with additional soliciting material filed with the SEC on June 9, 2023. The final voting results for each proposal considered and voted upon at the Annual Meeting, as certified by the Company’s inspector of election, are set forth below.

Proposal No. 1 — Election of Directors

The stockholders elected each of the two nominees for Class II director to serve on the Company’s Board of Directors (the “Board”) until the 2026 annual meeting of stockholders and until his successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Voting results for the nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Jayson Knafel	95,983,716	996,047	9,248,324
Kurt Workman	92,621,270	4,358,493	9,248,324

Proposal No. 2 — Reverse Stock Split Proposal

The stockholders approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a ratio ranging from any whole number between 1-for-10 to 1-for-20, inclusive, with such ratio to be determined at the discretion of the Board and reduce the number of authorized shares of Common Stock and unissued authorized shares of the Company’s preferred stock, par value $0.0001 per share. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
105,430,713	730,141	67,233	—

Proposal No. 3 — Eclipse Ownership Proposal

The stockholders approved, as a “change of control” of the Company for purposes of Section 312.03(d) of the New York Stock Exchange Listed Company Manual, the issuance of Common Stock upon conversion of shares of the Company’s Series A convertible preferred stock, par value $0.0001 per share, and exercise of warrants issued and sold to Eclipse Ventures LLC. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
77,266,819	1,138,253	297,916	9,248,324

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
102,388,226	3,618,058	221,803	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: June 28, 2023	By:	/s/ Kathryn R. Scolnick
	Name:	Kathryn R. Scolnick
	Title:	Chief Financial Officer